SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2016

SPECTRUM MANAGEMENT

HOLDING COMPANY, LLC

CCO HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware

Delaware

(State or other jurisdiction of incorporation or organization)

001-33335	81-2589483
333-112593	86-1067239
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street

Stamford, Connecticut 06901

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Time Warner Cable Inc.

60 Columbus Circle

New York, New York 10023

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously announced, pursuant to that certain Agreement and Plan of Mergers, dated as of May 23, 2015 (the “Merger Agreement”), by and among Time Warner Cable Inc. (“TWC”), Charter Communications, Inc. (“Legacy Charter”), CCH I, LLC (“New Charter”), then a wholly owned subsidiary of Charter, Nina Corporation I, Inc. (“Merger Subsidiary One”), Nina Company II, LLC (“Merger Subsidiary Two”), a wholly owned subsidiary of New Charter, and Nina Company III, LLC (“Merger Subsidiary Three”), a wholly owned subsidiary of New Charter, on May 18, 2016 (the “Closing Date”), the parties completed a series of transactions pursuant to which, among other things, (i) Merger Subsidiary One merged with and into TWC, with TWC continuing as the surviving corporation, (ii) immediately thereafter, TWC merged with and into Merger Subsidiary Two, with Merger Subsidiary Two continuing as the surviving entity, and (iii) immediately thereafter, Legacy Charter merged with and into Merger Subsidiary Three, with Merger Subsidiary Three continuing as the surviving entity and a wholly owned subsidiary of New Charter (collectively, the “Mergers”), which resulted in Legacy Charter and TWC becoming wholly owned subsidiaries of New Charter.

Following the consummation of the Mergers, New Charter became the new public company parent that holds the operations of the combined companies. New Charter is now named “Charter Communications, Inc.” and trades under the same ticker symbol “CHTR” on NASDAQ. In addition, Merger Subsidiary Two became a subsidiary of CCO Holdings, LLC. As a result of the Mergers and by operation of Rule 12g-3(c) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Merger Subsidiary Two, now known as Spectrum Management Holding Company, LLC, is the successor issuer to TWC and succeeds to the attributes of TWC as the registrant, and Merger Subsidiary Two is subject to the Exchange Act to the same extent as TWC.

Supplemental Indentures

In connection with the Mergers, TWC, before its merger with and into Merger Subsidiary Two, transferred all of its assets to TWC NewCo LLC (“NewCo”). Pursuant to that certain indenture, dated as of April 30, 1992 (as amended, supplemented or otherwise modified prior to the Closing Date, the “TWCE Indenture”), by and among Time Warner Inc., Time Warner Entertainment Company, L.P., and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (the “TWC Trustee”), NewCo entered into the thirteenth supplemental indenture to the TWCE Indenture, dated as of the Closing Date (the “TWCE Thirteenth Supplemental Indenture”), by and among Time Warner Cable Enterprises LLC, the guarantors party thereto, and the TWC Trustee, providing for the assumption by NewCo of TWC’s obligations as guarantor relating to the securities issued under the TWCE Indenture (the “TWCE Securities”) and the release and discharge of all of TWC’s obligations under the TWCE Indenture. The Thirteenth Supplemental Indenture also provides for the guarantee of the TWCE Securities by CCO Holdings, LLC (“CCOH”), Charter Communications Operating, LLC and certain subsidiaries of Charter Communications Operating, LLC (“CCO”) (including subsidiaries of TWC) that are guarantors of CCO’s Amended and Restated Credit Agreement described below (the “Subsidiary Guarantors”). In addition, pursuant to that certain indenture, dated as of April 9, 2007 (as amended, supplemented or otherwise modified prior to the Closing Date, the “TWC Indenture”), by and among TWC, the guarantors party thereto and the TWC Trustee, NewCo entered into the third supplemental indenture to the TWC Indenture, dated as of the Closing Date (the “TWC Third Supplemental Indenture”), by and among TWC, NewCo and the TWC Trustee, providing for the assumption by NewCo of TWC’s obligations under the TWC Indenture and the securities issued thereunder (the “TWC Securities”), including the due and punctual payment of the principal (and premium, if any) and interest on the TWC Securities and the release and discharge of all of TWC’s obligations under the TWC Indenture and the TWC Securities. NewCo also entered into the fourth supplemental indenture to the TWC Indenture (the “TWC Fourth Supplemental Indenture”), dated as of the Closing Date, by and among NewCo, the guarantors party thereto and the TWC Trustee, providing for guarantee of the TWC Securities under the TWC Indenture by CCOH, CCO and the Subsidiary Guarantors.

In connection with the consummation of the Mergers, on the Closing Date, CCOH and the Subsidiary Guarantors entered into the third supplemental indenture, dated as of the Closing Date (the “CCO Third Supplemental Indenture”), by and among CCOH, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”), providing for the guarantee of. The CCO Third Supplemental Indenture supplements that certain indenture, dated as of July 23, 2015, by and among CCO Safari II, LLC (“CCO Safari II”), CCO, Charter Communications Operating Capital Corp. (“CCO Capital Corp”), the Trustee and the Collateral Agent, as supplemented by the first supplemental indenture, dated as of July 23, 2015, by and among CCO Safari II, CCH II, LLC, as limited guarantor, the Trustee and the Collateral Agent, and the second supplemental indenture, dated as of the Closing Date, by and among CCO, CCO Capital Corp, CCO Safari II, the Trustee and the Collateral Agent, and provides for the guarantee of the notes issued thereunder (the “CCO Notes”) by the Subsidiary Guarantors.

Each of the supplemental indentures with respect to the provision of guarantees includes provisions by which the guarantees are released, including, without limitation, releases effective upon the release of collateral and/or guarantees under other indebtedness.

Registration Rights Agreement Joinder

In connection with the Escrow Release, CCO, CCOH and the Subsidiary Guarantors joined that certain Exchange and Registration Rights Agreement with respect to the CCO Notes, dated July 23, 2015 (the “CCO Registration Rights Agreement”), by and among CCO Safari II and Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and UBS Securities LLC, as representatives of the several Purchasers (as defined in the CCO Registration Rights Agreement) pursuant to a joinder agreement, dated the Closing Date (the “CCO Registration Rights Joinder”), by and among CCO Safari II, CCH II, LLC, CCO, CCOH and the Subsidiary Guarantors. Under the CCO Registration Rights Agreement, as joined pursuant to the CCO Registration Rights Joinder, CCO, CCOH and the Subsidiary Guarantors have agreed, with respect to each series of the CCO Notes, to file a registration statement with respect to an offer to exchange such series of the CCO Notes for a new issue of substantially identical notes registered under the Securities Act of 1933, as amended (the “Securities Act”), to cause the exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 365 days after the Closing Date. CCO, CCOH and the Subsidiary Guarantors may be required to provide a shelf registration statement to cover resales of one or more series of the CCO Notes under certain circumstances. If the foregoing obligations are not satisfied with respect to any series of the CCO Notes, CCO, CCOH and the Subsidiary Guarantors may be required to pay holders of the CCO Notes of such series additional interest at a rate of 0.25% per annum of the principal amount thereof for 90 days immediately following the occurrence of any registration default. Thereafter, the amount of additional interest will increase by an additional 0.25% per annum of the principal amount thereof to 0.50% per annum of the principal amount thereof until all registration defaults have been cured.

Restatement Agreement

On the Closing Date, CCO and the Subsidiary Guarantors entered into a Restatement Agreement (the “Restatement Agreement”), dated as of May 18, 2016, by and among CCO, CCOH, the subsidiary guarantors party thereto, Bank of America, N.A., as administrative agent (the “Administrative Agent”) and the lenders party thereto, to (i) amend and restate the Existing Credit Agreement, dated as of April 11, 2012, as further amended, restated, supplemented or otherwise modified from time to time, by and among CCO, CCOH, the subsidiary guarantors from time to time party thereto and the Administrative Agent (and as amended by the Restatement Agreement on the Closing Date, the “Amended and Restated Credit Agreement”) and (ii) to amend and restate the existing Guarantee and Collateral Agreement, by and among CCO, CCOH, the subsidiary guarantors from time to time party thereto and the Administrative Agent (as amended by the Restatement Agreement on the Closing Date, the “Amended and Restated Guarantee and Collateral Agreement”). The changes to the Existing Credit Agreement include, among other things, changes and increases to certain exceptions under the negative covenants and the thresholds for certain events of default, certain modifications to provide that certain previously existing hedge agreements entered into by TWC will be equally and ratably secured with the collateral under the Amended and Restated Credit Agreement and certain other modifications. The changes to the existing Guarantee and Collateral Agreement include, among other things, amendments to permit the grant of a security interest in the collateral to secure the obligations in respect of the TWCE Securities and the TWC Securities (collectively, the “Equally and Ratably Secured Notes Obligations”) on a pari passu basis with the obligations under the Amended and Restated Credit Agreement, and excluding from the collateral certain intellectual property that is jointly owned by TWC or any of its subsidiaries, on one hand, and a third party, on the other hand. For a full description of the terms and conditions of the Amended and Restated Credit Agreement and the Amended and Restated Guarantee and Collateral Agreement see Exhibit “A” and Exhibit “B” to the Restatement Agreement attached as Exhibit 10.2 hereto and incorporated by reference.

Notes Collateral Agreement

On the Closing Date, CCO and the Subsidiary Guarantors entered into a collateral agreement (the “Collateral Agreement”) in favor of the Collateral Agent, providing for the creation of a security interest in favor of the Collateral Agent, the holders of the CCO Notes and the Trustee in the collateral securing the CCO Notes and including provisions by which collateral is released, including, without limitation, releases effective upon the release of collateral under other indebtedness. The obligations under the CCO Notes are secured by (i) a first priority lien on substantially all of the assets of CCO and the Subsidiary Guarantors, to the extent such lien can be perfected under the Uniform Commercial Code by the filing of a financing statement and (ii) a pledge by the CCO Issuers of the equity interests owned by it in any of the CCO Issuers’ subsidiaries, subject to certain limited exceptions, as well as certain intercompany obligations. The obligations under the CCO Notes are secured on a pari passu basis with the obligations under the Amended and Restated Credit Agreement and the Equally and Ratably Secured Notes Obligations.

Intercreditor Agreement

On the Closing Date, CCO and the other grantors party thereto entered into a First Lien Intercreditor Agreement, dated as of the Closing Date (the “First Lien Intercreditor Agreement”), by and among CCO, the other grantors party thereto, Bank of America, N.A., as Credit Agreement Collateral Agent, the Collateral Agent, and each additional agent from time to time party thereto.

The First Lien Intercreditor Agreement governs the relative rights of the secured parties in respect of security interests in the collateral securing the CCO Notes, the obligations under the Amended and Restated Credit Agreement, the Equally and Ratably Secured Notes Obligations and future indebtedness which may be secured by such assets on a pari passu basis and certain other matters relating to the administration of security interests.

Copies of the TWCE Thirteenth Supplemental Indenture, the TWC Third Supplemental Indenture, the TWC Fourth Supplemental Indenture, the CCO Third Supplemental Indenture, the CCO Registration Rights Joinder, the Restatement Agreement, the Collateral Agreement and the Intercreditor Agreement are filed herewith as Exhibits 4.1, 4.2, 4.3, 4.4, 10.1, 10.2, 10.3 and 10.4, respectively, and are each incorporated herein by reference. The foregoing descriptions of the TWCE Thirteenth Supplemental Indenture, the TWC Third Supplemental Indenture, the TWC Fourth Supplemental Indenture, the CCO Third Supplemental Indenture, the Collateral Agreement, the Intercreditor Agreement, the CCO Registration Rights Joinder and the Restatement Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under “Supplemental Indentures” and “Restatement Agreement” in Item 1.01 above is incorporated herein by reference.

ITEM 3.03. MATERIAL MODIFICATION TO THE RIGHTS OF SECURITY HOLDERS.

The information in Item 1.01 above is incorporated herein by reference.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 20, 2016, Merger Subsidiary Two filed a certificate of amendment with the Secretary of State of the State of Delaware, changing its name to Spectrum Management Holding Company, LLC. Also on May 20, 2016, Merger Subsidiary Two, Charter Communications Holdings, LLC, the sole member of Merger Subsidiary Two, and New Charter entered into the Amended and Restated Limited Liability Company Agreement of Spectrum Management Holding Company, LLC (the “LLC Agreement”), to, among other things, change the name of Merger Subsidiary Two to Spectrum Management Holding Company, LLC and appoint New Charter as manager of Merger Subsidiary Two.

Copies of the certificate of amendment and the LLC Agreement are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The foregoing descriptions of the certificate of amendment and the LLC Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
3.1	Certificate of amendment to certificate of formation of Nina Company II, LLC, changing its name from “Nina Company II, LLC” to “Spectrum Management Holding Company, LLC,” filed with the Secretary of State of the State of Delaware on May 20, 2016.

3.2	Amended and Restated Limited Liability Company Agreement of Spectrum Management Holding Company, LLC, dated as of May 20, 2016, by and among Spectrum Management Holding Company, LLC, Charter Communications Holdings, LLC and Charter Communications, Inc.

4.1	Thirteenth Supplemental Indenture, dated as of May 18, 2016, by and among Time Warner Cable Enterprises LLC, the guarantors party thereto and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.

4.2	Third Supplemental Indenture, dated as of May 18, 2016, by and among Time Warner Cable Inc., TWC NewCo LLC and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.

4.3	Fourth Supplemental Indenture, dated as of May 18, 2016, by and among TWC NewCo LLC, the guarantors party thereto and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.

4.4	Third Supplemental Indenture, dated as of May 18, 2016, by and among CCO Holdings, LLC, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

10.1	Joinder Agreement to Registration Rights Agreement, dated as of May 18, 2016, by and among CCO Safari II, LLC, CCH II, LLC, Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., CCO Holdings, LLC and the other guarantors party thereto.

10.2	Restatement Agreement dated as of May 18, 2016, by and among Charter Communications Operating, LLC, CCO Holdings, LLC, the subsidiary guarantors party thereto, Bank of America, N.A., as administrative agent and the lenders party thereto.

10.3	Collateral Agreement, dated as of May 18, 2016, by Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and the other grantors party thereto in favor of The Bank of New York Mellon Trust Company, N.A., as collateral agent.

10.4	First Lien Intercreditor Agreement, dated as of May 18, 2016, by and among Charter Communications Operating, LLC, the other grantors party thereto, Bank of America, N.A., as credit agreement collateral agent for the credit agreement secured parties, The Bank of New York Mellon Trust Company, N.A., as notes collateral agent for the indenture secured parties, and each additional agent from time to time party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Spectrum Management Holding Company, LLC and CCO Holdings, LLC has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM MANAGEMENT HOLDING COMPANY, LLC,
Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President – Finance, Controller and Chief Accounting Officer

CCO HOLDINGS, LLC
Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President – Finance, Controller and Chief Accounting Officer

Date: May 24, 2016

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of amendment to certificate of formation of Nina Company II, LLC, changing its name from “Nina Company II, LLC” to “Spectrum Management Holding Company, LLC,” filed with the Secretary of State of the State of Delaware on May 20, 2016.

3.2	Amended and Restated Limited Liability Company Agreement of Spectrum Management Holding Company, LLC, dated as of May 20, 2016, by and among Spectrum Management Holding Company, LLC, Charter Communications Holdings, LLC and Charter Communications, Inc.

4.1	Thirteenth Supplemental Indenture, dated as of May 18, 2016, by and among Time Warner Cable Enterprises LLC, the guarantors party thereto and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.

4.2	Third Supplemental Indenture, dated as of May 18, 2016, by and among Time Warner Cable Inc., TWC NewCo LLC and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.

4.3	Fourth Supplemental Indenture, dated as of May 18, 2016, by and among TWC NewCo LLC, the guarantors party thereto and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.

4.4	Third Supplemental Indenture, dated as of May 18, 2016, by and among CCO Holdings, LLC, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

10.1	Joinder Agreement to Registration Rights Agreement, dated as of May 18, 2016, by and among CCO Safari II, LLC, CCH II, LLC, Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., CCO Holdings, LLC and the other guarantors party thereto.

10.2	Restatement Agreement dated as of May 18, 2016, by and among Charter Communications Operating, LLC, CCO Holdings, LLC, the subsidiary guarantors party thereto, Bank of America, N.A., as administrative agent and the lenders party thereto.

10.3	Collateral Agreement, dated as of May 18, 2016, by Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and the other grantors party thereto in favor of The Bank of New York Mellon Trust Company, N.A., as collateral agent.

10.4	First Lien Intercreditor Agreement, dated as of May 18, 2016, by and among Charter Communications Operating, LLC, the other grantors party thereto, Bank of America, N.A., as credit agreement collateral agent for the credit agreement secured parties, The Bank of New York Mellon Trust Company, N.A., as notes collateral agent for the indenture secured parties, and each additional agent from time to time party thereto.